UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2016

CITIZENS COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33003	20-5120010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (715) 836-9994

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 17, 2016, Citizens Community Bancorp, Inc. (the “Company”) issued a press release, attached hereto as Exhibit 99.1, announcing the engagement of FIG Partners, LLC (“FIG Partners”) as its exclusive investment banker and corporate financial advisor. The Company and FIG Partners entered into an engagement agreement on June 14, 2016 whereby FIG Partners will advise and assist the Company and the Company’s board of directors in examining the Company’s various strategic and financial opportunities aimed at maximizing shareholder value. A copy of the press release announcing the engagement of FIG Partners is filed as Exhibit 99.1 hereto and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 17 , 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: June 17, 2016	By:	/s/ Mark C. Oldenberg
Mark C. Oldenberg
Executive Vice President & Chief Financial Officer